UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 7, 2001

                      AMERICAN WATER WORKS COMPANY, INC.
              ---------------------------------------------------
              (Exact name of registrant specified in its charter)

           Delaware                   0001-03437           51-0063696
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(State or other Jurisdiction of      (Commission        (I.R.S. Employer
        Incorporation)               File Number)      Identification No.)

1025 Laurel Oak Road, P.O. Box 1770 Voorhees, NJ             08043
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(Address of principal executive offices)                   (Zip Code)

                Registrant's telephone number: (856) 346-8200




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ITEM 5.  OTHER EVENTS

         On November 7, 2001, the Registrant issued a press release announcing that it has completed the acquisition of Azurix North America and Azurix Industrial Corp. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

         The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.       TITLE
-----------       -----

99.1              Press Release, dated as of November 7, 2001, of American
                  Water Works.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN WATER WORKS COMPANY, INC.


                                    By:  /s/ W. Timothy Pohl
                                         -------------------------------------
                                         Name:  W. Timothy Pohl
                                         Title:  General Counsel and Secretary


Date:  November 8, 2001



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                                 EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press Release, dated as of November 7, 2001, of
                           American Water Works.